                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            VALUE EQUITY


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:


        SINCE INCEPTION: ( 10/31/91 TO 06/30/97 ):
                         ( 2,236.16 /1,000<(1/(   2070 /365))-1) = 15.25%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,236.60 /1,000) - 1 =                  23.66%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,490.00 /1,000<(1/(   730 /365))-1) =  22.07%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,610.00 /1,000<(1/(  1095 /365))-1) =  17.20%
        FIVE YEAR:       ( 07/01/92 TO 06/30/97 ):
                         ( 1,995.00 /1,000<(1/(  1826 /365))-1) =  14.82%



       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 06/30/97   ):
                           1,103.90 /1,000) - 1 =      10.39%
        QUARTERLY:       ( 04/01/97 TO 06/30/97   ):
                           1,116.80 /1,000) - 1 =      11.68%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                           1,042.30 /1,000) - 1 =       4.23%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,103.90 /1,000) - 1 =      10.39%
        SINCE INCEPTION: ( 10/31/91 TO 06/30/97   ):
                           2236.16 /1,000) - 1 =      123.62%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            FIXED INCOME


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 10/31/91 TO 06/30/97 ):
                         ( 1,277.55 /1,000<(1/(   2070 /365))-1) =  4.41%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,055.50 /1,000) - 1 =                   5.55%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,066.50 /1,000<(1/(   730 /365))-1) =   3.27%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,118.00 /1,000<(1/(  1095 /365))-1) =   3.79%
        FIVE YEAR:       ( 07/01/92 TO 06/30/97 ):
                         ( 1,198.50 /1,000<(1/(  1824 /365))-1) =   3.69%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97   ):
                           1,017.30 /1,000) - 1 =       1.73%
        QUARTERLY:       ( 04/01/97 TO 06/30/97   ):
                           1,026.90 /1,000) - 1 =       2.69%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                           1,010.70 /1,000) - 1 =       1.07%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,017.30 /1,000) - 1 =       1.73%
        SINCE INCEPTION: ( 10/31/91 TO 06/30/97   ):
                           1,277.55 /1,000) - 1 =      27.76%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            TENN. MUNICIPAL OBLIGATIONS


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 11/04/92 TO 06/30/97 ):
                         ( 1,261.84 /1,000<(1/(   1700 /365))-1) =  5.12%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,073.80 /1,000) - 1 =                   7.38%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,123.75 /1,000<(1/(   730 /365))-1) =   6.01%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,187.00 /1,000<(1/(  1095 /365))-1) =   5.88%

       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97   ):
                           1,031.90 /1,000) - 1 =       3.19%
        QUARTERLY:       ( 04/01/97 TO 06/30/97   ):
                           1,025.30 /1,000) - 1 =       2.53%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                           1,009.90 /1,000) - 1 =       0.99%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,031.90 /1,000) - 1 =       3.19%
        SINCE INCEPTION: ( 11/04/92 TO 06/30/97   ):
                           1,261.84 /1,000) - 1 =      26.18%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            GROWTH


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:


        SINCE INCEPTION: ( 04/15/94 TO 06/30/97 ):
                         ( 1,907.40 /1,000<(1/(   1173 /365))-1) = 22.25%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,298.10 /1,000) - 1 =                  29.81%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,550.50 /1,000<(1/(   730 /365))-1) =  24.52%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,942.50 /1,000<(1/(  1095 /365))-1) =  24.77%



       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97   ):
                           1,191.30 /1,000) - 1 =      19.13%
        QUARTERLY:       ( 04/01/97 TO 06/30/97   ):
                           1,163.90 /1,000) - 1 =      16.39%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                           1,039.90 /1,000) - 1 =       3.99%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,191.30 /1,000) - 1 =      19.13%
        SINCE INCEPTION: ( 04/15/94 TO 06/30/97   ):
                           1,907.4  /1,000) - 1 =      90.74%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            LOW DURATION GOVERNMENT SECURITIES


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 04/15/94 TO 06/30/97 ):
                         ( 1,182.79 /1,000<(1/(   1173 /365))-1) =  5.36%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,062.30 /1,000) - 1 =                   6.23%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,096.50 /1,000<(1/(   730 /365))-1) =   4.71%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,184.25 /1,000<(1/(  1095 /365))-1) =   5.80%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97   ):
                           1,020.10 /1,000) - 1 =       2.01%
        QUARTERLY:       ( 04/01/97 TO 06/30/97   ):
                           1,021.50 /1,000) - 1 =       2.15%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                           1,009.00 /1,000) - 1 =       0.90%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,020.10 /1,000) - 1 =       2.01%
        SINCE INCEPTION: ( 04/15/94 TO 06/30/97   ):
                           1,182.79 /1,000) - 1 =      18.28%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            MONEY MARKET FUND


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 7/25/88 TO 06/30/97 ):
                         ( 1,605.48 /1,000<(1/(   3263 /365))-1) =  5.44%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,044.40 /1,000) - 1 =                   4.44%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,094.10 /1,000<(1/(   730 /365))-1) =   4.60%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,142.50 /1,000<(1/(  1095 /365))-1) =   4.54%
        FIVE YEAR:       ( 07/01/92 TO 06/30/97 ):
                         ( 1,210.00 /1,000<(1/(  1824 /365))-1) =   3.89%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                           1,021.90 /1,000) - 1 =      2.19%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                           1,010.90 /1,000) - 1 =      1.09%
        MONTHLY:         ( 06/01/97 TO 06/30/97  ):
                           1,003.50 /1,000) - 1 =      0.35%
        SIX MONTH:       ( 01/01/97 TO 06/30/97  ):
                           1,021.90 /1,000) - 1 =      2.19%
        SINCE INCEPTION: ( 07/25/88 TO 06/30/97  ):
                           1,605.48 /1,000) - 1 =     60.55%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            VALUE EQUITY


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 4.50%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 10/31/91 TO 06/30/97 ):
                         ( 2,135.69 /1,000<(1/(   2070 /365))-1) = 14.32%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,180.50 /1,000) - 1 =                  18.05%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,422.50 /1,000<(1/(   730 /365))-1) =  19.27%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,537.25 /1,000<(1/(  1095 /365))-1) =  15.41%
        FIVE YEAR:       ( 07/01/92 TO 06/30/97 ):
                         ( 1,905.00 /1,000<(1/(  1824 /365))-1) =  13.77%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 4.50%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                           1,054.50 /1,000) - 1 =     5.45%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                           1,066.30 /1,000) - 1 =     6.63%
        MONTHLY:         ( 06/01/97 TO 06/30/97   ):
                             995.50 /1,000) - 1 =    -0.45%
        SIX MONTH:       ( 01/01/97 TO 06/30/97   ):
                           1,054.50 /1,000) - 1 =     5.45%
        SINCE INCEPTION: ( 10/31/91 TO 06/30/97   ):
                           2,135.69 /1,000) - 1 =    113.57%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            FIXED INCOME


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 3.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 10/31/91 TO 06/30/97 ):
                         ( 1,239.18 /1,000<(1/(   2070 /365))-1) =  3.85%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,023.90 /1,000) - 1 =                   2.39%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,034.25 /1,000<(1/(   730 /365))-1) =   1.70%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,084.75 /1,000<(1/(  1095 /365))-1) =   2.75%
        FIVE YEAR:       ( 07/01/92 TO 06/30/97 ):
                         ( 1,162.50 /1,000<(1/(  1824 /365))-1) =   3.06%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 3.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


        EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                             987.00 /1,000) - 1 =    -1.30%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                             995.70 /1,000) - 1 =    -0.43%
        MONTHLY:         ( 06/01/97 TO 06/30/97  ):
                             980.10 /1,000) - 1 =    -1.99%
        SIX MONTH:       ( 01/01/97 TO 06/30/97  ):
                             987.00 /1,000) - 1 =    -1.30%
        SINCE INCEPTION: ( 10/31/91 TO 06/30/97  ):
                           1,239.16 /1,000) - 1 =    23.92%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            TENN. MUNICIPAL OBLIGATIONS


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 3.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 11/04/92 TO 06/30/97 ):
                         ( 1,223.87 /1,000<(1/(   1700 /365))-1) =  4.43%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,041.70 /1,000) - 1 =                   4.17%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,090.50 /1,000<(1/(   730 /365))-1) =   4.43%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,151.75 /1,000<(1/(  1095 /365))-1) =   4.82%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 3.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


        EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                           1,001.40 /1,000) - 1 =     0.14%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                             995.00 /1,000) - 1 =    -0.50%
        MONTHLY:         ( 06/01/97 TO 06/30/97  ):
                             979.25 /1,000) - 1 =    -2.08%
        SIX MONTH:       ( 01/01/97 TO 06/30/97  ):
                           1,001.40 /1,000) - 1 =     0.14%
        SINCE INCEPTION: ( 11/04/92 TO 06/30/97  ):
                           1,223.87 /1,000) - 1 =    22.39%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            GROWTH


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 4.50%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 04/15/94 TO 06/30/97 ):
                         ( 1,821.74 /1,000<(1/(   1173 /365))-1) = 20.52%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,239.70 /1,000) - 1 =                  23.97%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,480.75 /1,000<(1/(   730 /365))-1) =  21.69%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,855.25 /1,000<(1/(  1095 /365))-1) =  22.88%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 4.50%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


        EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                           1,137.40 /1,000) - 1 =    13.74%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                           1,111.60 /1,000) - 1 =    11.16%
        MONTHLY:         ( 06/01/97 TO 06/30/97  ):
                             993.40 /1,000) - 1 =    -0.66%
        SIX MONTH:       ( 01/01/97 TO 06/30/97  ):
                           1,137.40 /1,000) - 1 =    13.74%
        SINCE INCEPTION: ( 04/15/94 TO 06/30/97  ):
                           1,821.74 /1,000) - 1 =    82.17%

                            RIVERSIDE FUNDS
                            EXHIBIT 16(a)
                            TOTAL RETURN



                            LOW DURATION GOVERNMENT SECURITIES


       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------
       WITH SALES CHARGE OF: 2.00%

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 04/15/94 TO 06/30/97 ):
                         ( 1,159.64 /1,000<(1/(   1173 /365))-1) =  4.72%
        ONE YEAR:        ( 07/01/96 TO 06/30/97 ):
                         ( 1,041.30 /1,000) - 1 =                   4.13%
        TWO YEAR:        ( 07/01/95 TO 06/30/97 ):
                         ( 1,074.20 /1,000<(1/(   730 /365))-1) =   3.64%
        THREE YEAR:      ( 07/01/94 TO 06/30/97 ):
                         ( 1,161.00 /1,000<(1/(  1095 /365))-1) =   5.10%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 2.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


        EXAMPLE:


        YEAR TO DATE:    ( 01/01/97 TO 06/30/97  ):
                           1,000.10 /1,000) - 1 =     0.01%
        QUARTERLY:       ( 04/01/97 TO 06/30/97  ):
                           1,001.30 /1,000) - 1 =     0.13%
        MONTHLY:         ( 06/01/97 TO 06/30/97  ):
                             989.25 /1,000) - 1 =    -1.08%
        SIX MONTH:       ( 01/01/97 TO 06/30/97  ):
                           1,000.10 /1,000) - 1 =     0.01%
        SINCE INCEPTION: ( 04/15/94 TO 06/30/97  ):
                           1,159.64 /1,000) - 1 =    15.96%